UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2006 (the “Initial Form 8-K”), on April 28, 2006, Microsemi Corporation (“Microsemi”) completed its acquisition of Advanced Power Technology, Inc. (“APT”), pursuant to the merger of APT with a wholly-owned subsidiary of Microsemi (the “merger”).

This Form 8-K/A Amendment No. 1 is being filed to amend the Initial Form 8-K to include the Financial Statements of APT and the Pro Forma Financial Information relating to Microsemi’s acquisition of APT referred to below. Such information should be read in conjunction with the Initial Form 8-K.

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Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(a) Financial statements of the businesses acquired.

The following financial statements and related independent registered public accountant’s reports are filed herewith as Exhibit 99.1 and are incorporated herein by this reference:

•	Audited consolidated balance sheets of APT as of December 31, 2005 and 2004; and

•	Audited consolidated statements of operations, cash flows and stockholders’ equity of APT for the fiscal years ended December 31, 2005, 2004 and 2003.

(b) Pro forma financial information.

The following pro forma financial information and related notes are filed herewith as Exhibit 99.2 and are incorporated herein by this reference:

•	Unaudited pro forma condensed combined balance sheet as of January 1, 2006;

•	Unaudited pro forma condensed statements of income for the year ended October 2, 2005; and

•	Unaudited pro forma condensed statements of income for the quarter ended January 1, 2006.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm, filed herewith.

99.1	Audited Financial Statements of Advanced Power Technology, Inc., filed herewith.

99.2	Unaudited Pro Forma Financial Information, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)
Date: July 7, 2006

/s/ DAVID R. SONKSEN
David R. Sonksen
Executive Vice President
Chief Financial Officer
Treasurer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm, filed herewith.

99.1	Audited Financial Statements of Advanced Power Technology, Inc., filed herewith.

99.2	Unaudited Pro Forma Financial Information, filed herewith.

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